UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 2, 2013

3DIcon Corporation

(Exact name of registrant as specified in charter)

Oklahoma	000-54697	73-1479206
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6804 South Canton Avenue, Suite 150 Tulsa, OK	74136
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (918) 494-0505

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure
Item 8.01.	Other Events

On July 2, 2013, 3DIcon Corporation (the “Company”) issued a press release announcing that the Company was awarded a $300,000 grant in this year’s Oklahoma Applied Research Support competition sponsored by the Oklahoma Center for the Advancement of Science and Technology. The Company’s Chief Executive Officer, Mark Willner, explained that the grant money will be used to support the development of the Company’s first Product Platform, which will be the basis for a family of products based on the Company’s CSpace® volumetric 3D display technology.

A copy of the press release announcing the grant is attached herewith as Exhibit 99.1.

The information in this Item 7.01 disclosure, including Exhibits 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section. In addition, the information in this Item 7.01 disclosure, including Exhibits 99.1, shall not be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits

Exhibit No .	Description

99.1	Press release dated July 2, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 2, 2013	3DICON CORPORATION

	By:	/s/ Mark Willner
	Name:	Mark Willner
	Position:	Chief Executive Officer